UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 5, 2026 (March 3, 2026)

KENSINGTON CAPITAL ACQUISITION CORP. VI

(Exact name of registrant as specified in its charter)

Cayman Islands	001-43176	98-1901948
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1400 Old Country Road, Suite 301 Westbury, New York	11590
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (703) 674-6514

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, $0.0001 par value, one-quarter of one Class 1 redeemable warrant and three-quarters of one Class 2 redeemable warrant	KCAC.U	The New York Stock Exchange
Class A ordinary shares, $0.0001 par value	KCAC	The New York Stock Exchange
Class 1 redeemable warrants, each exercisable for one Class A ordinary share at an exercise price of $11.50	KCAC.W	The New York Stock Exchange
Class 2 redeemable warrants, each exercisable for one Class A ordinary share at an exercise price of $11.50	KCAC.W	The New York Stock Exchange
New units, each consisting of one Class A ordinary share, $0.0001 par value and one Class 2 redeemable warrant	KCA.U	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On March 3, 2026, the Registration Statement on Form S-1 (File No. 333-293233) (the “Registration Statement”) relating to the initial public offering (the “IPO”) of Kensington Capital Acquisition Corp. VI (the “Company”) was declared effective by the U.S. Securities and Exchange Commission. On March 5, 2026, the Company consummated the IPO of 23,000,000 units (the “Units”), which includes the exercise in full of the underwriters’ option to purchase 3,000,000 Units at the IPO offering price to cover over-allotments. Each Unit consists of one Class A ordinary share, $0.0001 par value per share (the “Class A Ordinary Shares”), one-quarter of one Class 1 redeemable warrant (the “Class 1 Warrants”) and three-quarters of one Class 2 redeemable warrant (the “Class 2 Warrants” and together with the Class 1 Warrants, the “Public Warrants”). Each Public Warrant entitles the holder thereof to purchase one Class A Ordinary Share at a price of $11.50 per share, subject to adjustment. The Units were sold at an offering price of $10.00 per Unit, generating gross proceeds of $230,000,000 (before underwriting discounts and commissions and offering expenses). Further, in connection with the IPO, the Company entered into the following agreements, forms of which were previously filed as exhibits to the Registration Statement:

•

an Underwriting Agreement, dated March 3, 2026, by and between the Company and Cohen and Company Capital Markets, a division of Cohen & Company Securities, LLC, as representative of the several underwriters (the “Representative”), which contains customary representations and warranties and indemnification of the underwriters by the Company;

•

a Private Placement Warrant Subscription Agreement, dated March 3, 2026, between the Company and Kensington Capital Sponsor VI LLC (the “Sponsor”), pursuant to which the Sponsor purchased 11,533,333 private placement warrants, each exercisable to purchase one Class A Ordinary Share at $11.50 per share, subject to adjustment, at a price of $0.43 per warrant (the “Sponsor Private Placement Warrants”);

•

a Private Placement Warrant Subscription Agreement, dated March 3, 2026, between the Company and the underwriters pursuant to which the underwriters purchased an aggregate of 3,066,667 private placement warrants, each exercisable to purchase one Class A Ordinary Share at $11.50 per share, subject to adjustment, at a price of $0.75 per warrant (the “Underwriters Private Placement Warrants” and together with the Sponsor Private Placement Warrants, the “Private Placement Warrants”; the Private Placement Warrants and the Public Warrants, the “Warrants”);

•

a Warrant Agreement, dated March 3, 2026, between the Company and Continental Stock Transfer & Trust Company, as warrant agent (the “Warrant Agreement”), which sets forth the expiration and exercise price of and procedure for exercising the Warrants; certain adjustment features of the terms of exercise; provisions relating to redemption and cashless exercise of the Warrants; certain registration rights of the holders of Warrants; provision for amendments to the Warrant Agreement; and indemnification of the warrant agent by the Company under the agreement;

•

an Investment Management Trust Agreement, dated March 3, 2026, between the Company and Continental Stock Transfer & Trust Company, as trustee, which establishes the trust account that will hold the net proceeds of the IPO and certain of the proceeds of the sale of the Private Placement Warrants, and sets forth the responsibilities of the trustee; the procedures for withdrawal and direction of funds from the trust account; and indemnification of the trustee by the Company under the agreement;

•	a Registration Rights Agreement, dated March 3, 2026, among the Company, the Sponsor and the underwriters, which provides for customary demand and piggy-back registration rights for the Sponsor;

•

a Letter Agreement, dated March 3, 2026, by and among the Company, the Sponsor and each of the officers and directors of the Company, pursuant to which the Sponsor and each officer and director of the Company has agreed to vote any Class A Ordinary Shares and Class B ordinary shares of the

Company held by it, him or her in favor of the Company’s initial business combination; to facilitate the liquidation and winding up of the Company if an initial business combination is not consummated within the required time period; to certain transfer restrictions with respect to the Company’s securities; and to certain indemnification obligations of the Sponsor; and pursuant to which the Company has agreed not to enter into a definitive agreement regarding an initial business combination without the prior consent of the Sponsor;

•

Indemnity Agreements, each dated March 3, 2026, between the Company and each of the officers and directors of the Company, pursuant to which the Company has agreed to indemnify each officer and director of the Company against certain claims that may arise in their roles as officers and directors of the Company;

•

a Services Agreement, dated March 3, 2026, by and between the Company and Kensington Capital Partners, LLC, pursuant to which Kensington Capital Partners, LLC has agreed to make available, or cause to be made available, to the Company, such administrative and other services of Justin Mirro as may be reasonably requested by the Company, for $20,000 per month, until the earliest of (a) the consummation by the Company of an initial business combination, (b) the Company’s liquidation and (c) the 18-month anniversary of the date the securities of the Company are first listed on the New York Stock Exchange (upon the consummation by the Company of an initial business combination, any portion of the amounts due that have not yet been paid will accelerate); and

•

a Services Agreement, dated March 3, 2026, by and between the Company and DEHC LLC, pursuant to which DEHC LLC has agreed to make available, or cause to be made available, to the Company, such administrative and other services of Daniel Huber as may be reasonably requested by the Company, for $20,000 per month, until the earliest of (a) the consummation by the Company of an initial business combination, (b) the Company’s liquidation and (c) the 18-month anniversary of the date the securities of the Company are first listed on the New York Stock Exchange (upon the consummation by the Company of an initial business combination, any portion of the amounts due that have not yet been paid will accelerate).

The above descriptions are qualified in their entirety by reference to the full text of the applicable agreement, each of which is incorporated by reference herein and filed herewith as Exhibits 1.1, 10.1, 10.2, 4.1, 10.3, 10.4, 10.5, 10.10.6, 10.7 and 10.8, respectively.

Item 3.02. Unregistered Sales of Equity Securities.

Simultaneously with the consummation of the IPO and the issuance and sale of the Units, the Company consummated the private placement of 11,533,333 Private Placement Warrants to the Sponsor at a price of $0.43 per Private Placement Warrant and the private placement of an aggregate of 3,066,667 Private Placement Warrants to the underwriters at a price of $0.75 per Private Placement Warrant, generating total proceeds of $7,300,000 in the aggregate (the “Private Placement”). The Private Placement Warrants, which were purchased by the Sponsor and the underwriters, are substantially similar to the Public Warrants, except that if held by the Sponsor or the Representative of their permitted transferees, they (i) may be exercised for cash or on a cashless basis, (ii) are not subject to being called for redemption, (iii) subject to certain limited exceptions, will be subject to transfer restrictions until 30 days following the consummation of the Company’s initial business combination and (iv) will be entitled to registration rights. If the Private Placement Warrants are held by holders other than the Sponsor or the underwriters or their permitted transferees, the Private Placement Warrants will be redeemable by the Company and exercisable by holders on the same basis as the Public Warrants. In addition, the Private Placement Warrants held by the underwriters and/or its permitted transferees, such Private Placement Warrants will not be exercisable more than five years from the commencement of sales in the IPO in accordance with FINRA Rule 5110(g)(8) and the underwriters may not exercise their single demand and unlimited “piggyback” registration rights after five and seven years after the commencement of sales of the IPO. The Private Placement Warrants have been issued pursuant to, and are governed by, the Warrant Agreement.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 3, 2026, in connection with the IPO, William Kassling, Anders Pettersson, Mitchell Quain, Donald L. Runkle, Matthew Simoncini and Dieter Zetsche (the “New Directors” and, collectively with Justin Mirro, the “Directors”) were appointed to the board of directors of the Company (the “Board”). Effective March 3, 2026, (i) Messrs. Quain, Runkle and Simoncini were also appointed to the Board’s Audit Committee, with Mr. Simoncini serving as chair, (ii) Messrs. Pettersson and Kassling were also appointed to the Board’s Compensation Committee, with Mr. Pettersson serving as chair and (iii) Messrs. Quain and Pettersson were also appointed to the Board’s Nominating and Corporate Governance Committee, with Mr. Quain serving as chair.

The Company will reimburse the Directors for reasonable out-of-pocket expenses incurred in connection with fulfilling their roles as directors. Other than the foregoing, none of the Directors are party to any arrangement or understanding with any person pursuant to which they were appointed as directors, nor are they party to any transactions required to be disclosed under Item 404(a) of Regulation S-K involving the Company.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On March 4, 2026, the Company filed its Amended and Restated Memorandum and Articles of Association. The Amended and Restated Memorandum and Articles of Association is filed herewith as Exhibit 3.1 and is incorporated by reference herein.

Item 8.01. Other Events.

A total of $230,000,000 of the net proceeds from the IPO and the Private Placement (which includes $9,200,000 of the underwriters’ deferred discount) was placed in a U.S.-based trust account with Continental Stock Transfer & Trust Company acting as trustee. Except with respect to interest earned on the funds held in the trust account that may be released to the Company to pay its tax obligations, the funds held in the trust account will not be released from the trust account until the earliest of: (1) the completion of the Company’s initial business combination; (2) the redemption of any public shares properly submitted in connection with a shareholder vote to amend the Company’s Amended and Restated Memorandum and Articles of Association (A) to modify the substance or timing of the Company’s obligation to allow redemption in connection with the Company’s initial business combination or to redeem 100% of the Company’s public shares if the Company does not complete its initial business combination within 24 months from the closing of the IPO or (B) with respect to any other provision relating to shareholders’ rights or pre-initial business combination activities; and (3) the redemption of all of the Company’s public shares if the Company has not completed its initial business combination within 24 months from the closing of the IPO, subject to applicable law.

On March 3, 2026, the Company issued a press release announcing the pricing of the IPO, and on March 5, 2026, the Company issued a press release announcing the closing of the IPO. Copies of such press releases are filed herewith as Exhibits 99.1 and 99.2, respectively, and incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

1.1	Underwriting Agreement by and between the Company and Cohen and Company Capital Markets, a division of Cohen & Company Securities, LLC, as representative of the several underwriters

3.1	Amended and Restated Memorandum and Articles of Association

4.1	Warrant Agreement between Continental Stock Transfer & Trust Company and the Company

10.1	Private Placement Warrant Subscription Agreement between the Company and Kensington Capital Sponsor VI LLC

10.2	Private Placement Warrant Subscription Agreement between the Company and the underwriters

10.3	Investment Management Trust Account Agreement between Continental Stock Transfer & Trust Company and the Company

10.4	Registration Rights Agreement between the Company and Kensington Capital Sponsor IV LLC

10.5	Letter Agreement among the Company, Kensington Capital Sponsor IV LLC and each of the officers and directors of the Company

10.6	Form of Indemnity Agreement between the Company and each of the officers and directors of the Company

10.7	Services Agreement between the Company and Kensington Capital Partners, LLC

10.8	Services Agreement between the Company and DEHC LLC

99.1	Press release, dated March 3, 2026

99.2	Press release, dated March 5, 2026

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 5, 2026

KENSINGTON CAPITAL ACQUISITION CORP. VI

By:	/s/ Daniel Huber
Name:	Daniel Huber
Title:	Chief Financial Officer